UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   APRIL 9, 2007
                                                        ------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            100 NORTH CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA 90210
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 432 1958
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of April 4, 2007, the Company entered into, an Asset Purchase Agreement (the "APA") and a Trademark License Agreement (the "License Back") with Bethesda Softworks LLC, a video game developer and publisher ("Bethesda"), regarding "FALLOUT", an intellectual property which was owned by the Company (the "IP"). Although such agreements were signed on April 4, 2007 they were agreed not to be binding until closing which occurred on April 9, 2007.

Under the APA, the Company sold all of its rights to the IP to Bethesda for a total amount of $5,750,000.00 payable to the Company, subject to various conditions, in three cash installments. The first installment of $2,000,000.00 was paid following closing when $200,000.00 was paid to the Company and $1,800,000.00 was deposited into an escrow account to satisfy various liabilities. The Company expects to have fulfilled its obligations under the APA and to receive full payment during the third quarter of 2007. The Company had previously, on June 29, 2004, entered into, an exclusive licensing agreement with Bethesda, regarding the IP which was superseded by the APA.

Under the License Back the Company obtained an exclusive license, under certain conditions, to use the IP for the purpose of developing an Interplay branded Fallout Massively Multiplayer Online Game ("MMOG").

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  10.49 Trademark License Agreement by and between Bethesda Softworks LLC and the Company dated as of April 4, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTERPLAY ENTERTAINMENT CORPORATION



Dated:  April 12, 2007                  By:     /S/HERVE CAEN
                                           -------------------------------------
                                            Herve Caen
                                            Chief Executive Officer and Interim
                                            Chief Financial Officer


                                       3